AB VARIABLE PRODUCTS SERIES FUND, INC.

-AB Intermediate Bond Portfolio

(the “Portfolio”)

Supplement dated January 28, 2020 to the Portfolio’s Prospectuses and Summary Prospectuses dated May 1, 2019 (the “Prospectuses”).

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The following replaces the chart under the heading “Portfolio Managers” in the Prospectuses for the Portfolio.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Portfolio’s portfolio:

Employee	Length of Service	Title
Michael Canter	Since 2016	Senior Vice President of the Adviser

Shawn E. Keegan	Since 2007	Senior Vice President of the Adviser

Douglas J. Peebles*	Since 2007	Senior Vice President of the Adviser

Janaki Rao	Since May 2019	Senior Vice President of the Adviser

Dimitri Silva	Since December 2019	Vice President of the Adviser

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* Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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The following replaces certain information under the heading “Management of the Portfolios - Portfolio Managers” in the Prospectuses.

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years

Michael Canter; since 2016; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2015.

Shawn E. Keegan; since 2007; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2015.

Douglas J. Peebles; since 2007; Senior Vice President of the Adviser, and Chief Investment Officer of AB Fixed Income*	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2015.

Janaki Rao; since May 2019; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2015.

Dimitri Silva; since December 2019; Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2015.

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* Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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